EXCHANGE AND AMENDMENT AGREEMENT (the "Agreement") dated as of
September 30, 1997, by and among Berkshire Realty Company, Inc., a Delaware corporation (the "Company"), Westbrook Berkshire Holdings, L.L.C., a Delaware limited liability company ("Holdings"), and Morgan Stanley Asset Management, Inc., as attorney-in-fact for certain clients ("MSAM").

         WHEREAS, the Company, Holdings and the Advancing Party have entered into a Stock Purchase Agreement dated as of September 19, 1997 (the "Stock Purchase Agreement"), pursuant to which Holdings agreed to purchase 2,737,000 shares, and has purchased 2,337,000 shares, of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Convertible Preferred Stock"), of the Company on September 25, 1997 (the "Closing Date"), and the Company and Holdings have entered into a Registration Rights Agreement dated as of September 25, 1997 (the "Registration Rights Agreement"), which provides for the registration rights set forth therein:

         WHEREAS, Holdings caused to be issued an aggregate of 400,000 shares of Series A Convertible Preferred Stock to certain clients (the "Transferees") of MSAM who were identified in a letter agreement dated September 25, 1997, among the Company, Holdings and MSAM;

         WHEREAS, on the Closing Date, the Company filed a Certificate of Designation (the "Series A Certificate of Designation") designating 2,737,000 shares of preferred stock of the Company as 2,737,000 shares of Series A Convertible Preferred Stock;

         WHEREAS, on October , 1997, the Company filed a Certificate of Designation (the "Series 1997-A Certificate of Designation") designating 2,737,000 shares of preferred stock of the Company as 2,737,000 shares of Series 1997-A Convertible Preferred Stock, par value $.01 per share (the "Series 1997-A Convertible Preferred Stock");

         WHEREAS, the Series 1997-A Convertible Preferred Stock is identical in all material respects to the Series A Convertible Preferred Stock, except that Dividend Payment Dates with respect to the Series 1997-A Convertible Preferred Stock are February 15, May 15, August 15 and November 15, and the dividend payable to a holder of a share of Series 1997-A Convertible Preferred Stock on the first Dividend Payment Date after such share is issued will be the accrued dividend calculated from September 25, 1997 to such Dividend Payment Date;

         WHEREAS, the holders of the Series A Convertible Preferred Stock have agreed to exchange (the "Exchange") their shares of Series A Convertible Preferred Stock for a like number of Series 1997-a Convertible Preferred Stock, and the Company has agreed to cancel the Series A Convertible Preferred Stock immediately after the Exchange and promptly cause the elimination of the Series A Certificate of Designation from the Company's Restated Certificate of Incorporation; and

         WHEREAS, on the Closing Date BRI OP Limited Partnership, a Delaware limited partnership ("BRI OP"), issued a promissory note (the "Note") payable to the Company in the principal amount of $68,425,000 (or such lesser amount as shall be equal to the aggregate unpaid principal amount of the loan(s) to be made by the Company to BRI OP from the proceeds from the sale of the Series A Convertible Preferred Stock);

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         SECTION 1. Capitalized terms not defined in this Agreement shall have the respective meanings set forth in the Stock Purchase Agreement or the Registration Rights Agreement, as the case may be.

         SECTION 2. On the date hereof, and subject to the terms of this Agreement, (i) Holdings and MSAM, on behalf of certain of its clients, shall deliver to the Company certificates evidencing all outstanding shares of Series A Convertible Preferred STock held by them, such certificates to be duly endorsed, or accompanied by stock powers duly executed, in such manner as is necessary to transfer such certificates to the Company in accordance with
Article 8 of the Uniform Commercial Code of the State of Delaware (6 Del. Code ss.ss. 8-101 et. seq.): (ii) the Company shall deliver to Holdings and MSAM certificates representing Series 1997-A Convertible Preferred Stock in the same denominations and registered in the same names as set forth on the certificates being delivered to the Company under the preceding clause (i), and such shares of Series 1997-A Convertible Preferred Stock shall be delivered to Holdings and MSAM free and clear of all liens (unless created by Holdings or MSAM or any of their affiliates, as the case may be); and (iii) upon the delivery to the Company of the shares of Series A Convertible Preferred Stock referred to in clause (i) above, such shares of Series A Convertible Preferred Stock shall be cancelled, and (iv) the Company shall promptly take all such steps as are necessary to eliminate from the Company's Restated Certificate of Incorporation all matters set forth in the Series A Certificate of Designation.

         SECTION 3. (a) The representations and warranties of the Company set forth in Article 3 of the Stock Purchase Agreement are hereby incorporated by reference in this Agreement and made a part hereof to the same extent as if set forth in full in their entirety in this Agreement.

         (b) As incorporated by reference herein and made a part hereof, the representations and warranties referred to in clause (A) are hereby amended, as of the date of the Exchange, as follows: (i) all references to "Company Preferred Stock" shall be deemed to be references to Series 1997-A Convertible Preferred Stock; (ii) all references to "Certificate of Designation" shall be deemed to be references to the Series 1997-A Certificate of Designation attached as Exhibit A hereto; (iii) all references to the "Amended Company By-laws" shall be deemed to be references to the By-laws attached hereto as Exhibit B; and (iv) all references to "this Agreement" or "This Agreement" shall be deemed to be references to this Agreement, and all references to "the Registration Rights Agreement" shall be deemed to be references to the Registration Rights Agreement, as amended by this Agreement.

         (c) Holdings represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the Exchange have been duly and validly authorized by all necessary action on the part of Holdings.

         (d) Section 5.6 of the Stock Purchase Agreement is hereby incorporated by reference in this Agreement and made a part hereof to the same extent as if set forth in full in its entirety in this Agreement. All references in such
Section 5.6, as incorporated herein are made a part hereof, to "Company Preferred Stock" shall be deemed to be references to the Series 1997-A Convertible Preferred Stock.

         (e) The Stock Purchase Agreement is hereby amended as follows: (i) The definition of "Company Stock" is hereby amended to include the Series 1997-A Convertible Preferred Stock; (ii) all references to "Company Preferred Stock" and "Certificate of Designation" in Section 6.5 of the Stock Purchase Agreement shall be deemed to be references to the Series 1997-A Convertible Preferred Stock and the Series 1997-A Certificate of Designation, respectively; and (iii) all references to "Certificate of Designation" in Section 6.6 of the Stock Purchase Agreement shall be deemed to be references to the Series 1997-a Certificate of Designation.

         (f) Article 8 of the Stock Purchase Agreement is hereby incorporated by reference in this Agreement and made a part hereof as if set forth in full in its entirety in this Agreement. All references in such Article 8, as incorporated herein and made a part hereof, to "this Agreement" shall be deemed to be references to this Agreement. The parties agree that the provisions of such Article 8, as incorporated herein and made a part hereof, shall apply with the same effect as if the Series 1997-A Convertible Preferred Stock had been purchased at the Initial Closing. Notwithstanding the foregoing, each of the Transferees shall be entitled to the benefits of Article 8 without regard to the definition of "Buyer Portion."

         (g) Section 10.4 of the Stock Purchase Agreement is hereby incorporated by reference in this Agreement and made a part hereof as if set forth in full in its entirety in this Agreement. Such Section 10.4, as incorporated herein and made a part hereof, is hereby amended by adding thereto the following sentence:
"Notices to any Transferee or to MSAM shall be addressed to: Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, New York 10020,
Attention:           , Telecopy Number:                     ."

         (h) The Registration Rights Agreement is hereby amended as follows: All references to "Company Common Stock" in the definition of "Registrable Securities" in the Registration Rights Agreement shall be deemed to be references to the Company's common stock, par value $.01 per share, issuable upon conversion of the Series 1997-A Convertible Preferred Stock.

         (i) Not by limitation of the foregoing, all references to the Series A Convertible Preferred Stock in other instruments and agreements delivered in connection with the purchase and issuance of the Series A Convertible Preferred Stock shall, when is necessary or convenient for a proper reading, be deemed to be references to Series 1997-A Convertible Preferred Stock.

         SECTION 4. The obligations of Holdings and MSAM to consummate the Exchange are subject to satisfaction or waiver of each of the following conditions precedent:

         (a) The representations and warranties of the Company contained in this Agreement shall have been true and correct in all respects on and as of the date hereof, and shall be true and correct in all respects on and as of the date of the Exchange with the same effect as though such representations and warranties had been made on and as of the date of the Exchange (except for representations and warranties that speak as of a specific date or time other than the date of the Exchange (which need only be true and correct in all respects as of such date or time)). The covenants and agreements of the Company to be performed on or before the date of the Exchange in accordance with this Agreement shall have been duly performed in all respects. The Company shall have delivered to Holdings and MSAM at the Exchange a certificate of an appropriate officer in form and substances reasonably satisfactory to Holdings dated the date of the Exchange to such effect.

         (b) The Series 1997-A Certificate of Designation shall have been duly filed with the office of the Secretary of State of Delaware, any other necessary Government Authority or the NYSE and shall be in full force and effect.

         (c) The amendment to the Company By-laws in the form attached as Exhibit C hereto shall have been approved by the Board of Directors, all as required or permitted by and in accordance with the Company Charter, duly filed if any filing thereof shall be required by any Government Authority or NYSE, and shall be in full force and effect. The Board of Directors resolutions pertaining to this Agreement, and the procedures, findings and transactions contemplated hereby, shall have been duly approved and adopted by the Board of Directors, the Secretary shall have been instructed to place the record of such action of the Board of Directors in the records of the meetings of the Board of Directors and the Secretary shall have placed the record of such action in such records and shall be in form and substance satisfactory to Holdings.

         (d) There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which cojoins or prohibits consummation of the transactions contemplated hereby and there shall be no pending Actions which would reasonably be expected to have a Material Adverse Effect on the ability of the Company to consummate the transactions contemplated hereby or to issue the Series 1997-A Convertible Preferred Stock.

         (e) All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Holdings and Holdings and MSAM shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         (f) The Company shall have elected to be taxed as a REIT in its most recent federal income tax return, and shall be in compliance with all applicable laws, rules and regulations, including the Code, necessary to permit it to be taxed as a REIT. The Company shall not have taken any action or have failed to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

         (g) Holdings and MSAM shall have received opinions, dated the date of the Exchange, of Peabody & Brown, counsel to the Company, and of Morris Nichols Arsht & Tunnell, special Delaware counsel to the Company, in form and substance reasonably satisfactory to Holdings.

         SECTION 5. Holdings hereby consents to the amendment and restatement of the Note in the form attached as Exhibit D hereto.

         SECTION 6. Each of the Transferees hereby agrees to be subject to the terms of the Registration Rights Agreement, as amended hereby, to the same extent as if each such Transferee were the Buyer (as defined in the Registration Rights Agreement, as amended hereby) thereunder, provided, however nothing in this Section 6 shall alter or affect any of Holdings' rights under clause (A) of the proviso contained in Section 11(c) of the Registration Rights Agreement, as amended hereby.

         SECTION 7. Except as otherwise set forth in this Agreement, all terms, provisions and conditions of the Stock Purchase Agreement and the Registration Rights Agreement shall remain in full force and effect. As amended hereby, each of the Stock Purchase Agreement and the Registration Rights Agreement is hereby ratified and confirmed in all respects.

         SECTION 8. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

         SECTION 9. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

         SECTION 10. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof, and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein.

         SECTION 11. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 12. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretations of this Agreement.

         SECTION 13. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The Waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

         SECTION 14. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (h) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to the Sections of this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions. This Agreement shall be constructed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

         SECTION 15. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

         SECTION 16. The Company agrees that, from time to time, whether before, at or after the date hereof, the Company will execute and deliver such further instruments and take such other action as may be necessary to carry out the purposes and terms hereof.

         SECTION 17. The parties acknowledge that, in view of the uniqueness of the parties hereto, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                                   BERKSHIRE REALTY COMPANY, INC.


                                   By: ________________________________________
                                       Name:
                                       Title:



                                   WESTBROOK BERKSHIRE HOLDINGS, L.L.C.


                                   By: ________________________________________
                                       Name:
                                       Title:



                                   MORGAN STANLEY ASSET MANAGEMENT, INC.,
                                   as Attorney-in-Fact for Certain Clients
                                   Who Own Shares of Series A Convertible
                                   Preferred Stock of Berkshire Realty
                                   Company, Inc.



                                   By: ________________________________________
                                       Name:
                                       Title: